Exhibit 99.2


Synovus                                                                   4 of 9

   INCOME STATEMENT
   (In thousands, except per share data)       2004                               2003                             1st Quarter
                                            -------------------------------------------------------------------   -------------
                                               First        Fourth        Third        Second         First       '04 vs. '03
                                              Quarter       Quarter      Quarter       Quarter       Quarter         Change
                                            -------------------------------------------------------------------   -------------
   Interest Income (Taxable Equivalent)     $   271,491       266,581      268,079       272,595       261,627          3.8 %
   Interest Expense                              66,944        67,314       73,135        79,805        78,174        (14.4)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income (Taxable Equivalent)     204,547       199,267      194,944       192,790       183,453         11.5
   Tax Equivalent Adjustment                      1,800         1,836        1,831         1,853         1,870         (3.7)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income                          202,747       197,431      193,113       190,937       181,583         11.7
   Provision for Loan Losses                     15,724        19,800       15,108        16,565        20,304        (22.6)
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Interest Income After Provision          187,023       177,631      178,005       174,372       161,279         16.0
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Income:
       Electronic Payment Processing Services   184,800       182,806      177,580       175,698       166,628         10.9
       Other Transaction Processing Services
         Revenue                                 38,998        37,060       30,927        25,755        25,053         55.7
       Service Charges on Deposits               28,432        29,527       26,710        26,484        24,683         15.2
       Fees For Trust Services                    8,091         8,084        7,189         8,084         6,652         21.6
       Brokerage Revenue                          5,759         5,353        5,338         4,833         4,937         16.6
       Mortgage Banking Income                    6,894         6,642       18,021        18,282        15,688        (56.1)
       Credit Card Fees                           6,040         6,927        7,110         6,297         5,710          5.8
       Securities Gains (Losses)                    (65)        1,155          755           521            60          N/A
       Other Fee Income                           6,920         6,347        6,039         5,571         5,725         20.9
       Other Non-Interest Income                 30,776        15,376       11,776        15,136        11,645        164.3
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Income before Reimbursable
         Items                                  316,645       299,277      291,445       286,661       266,781         18.7
       Reimbursable Items                        60,445        56,313       55,740        54,638        58,474          3.4
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Total Non-Interest Income                    377,090       355,590      347,185       341,299       325,255         15.9
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Expense:
      Personnel Expense                         186,631       167,157      171,525       174,925       158,641         17.6
      Occupancy & Equipment Expense              78,390        72,816       70,289        69,046        69,537         12.7
      Other Non-Interest Expense                 67,857        68,504       63,134        58,065        53,339         27.2
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Non-Interest Expense before Reimbursable
         Items                                  332,878       308,477      304,948       302,036       281,517         18.2
       Reimbursable Items                        60,445        56,313       55,740        54,638        58,474          3.4
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Total Non-Interest Expense                   393,323       364,790      360,688       356,674       339,991         15.7
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Minority Interest in Consolidated
         Subsidiaries                             6,249         7,519        6,780         6,529         6,144          1.7
   Income Before Taxes                          164,541       160,912      157,722       152,468       140,399         17.2
   Income Tax Expense                            60,379        58,273       57,722        56,101        50,480         19.6
                                            ------------  ------------ ------------  ------------  ------------   ----------
   Net Income                               $   104,162       102,639      100,000        96,367        89,919         15.8
                                            ============  ============ ============  ============  ============   ==========

   Basic Earnings Per Share                        0.34          0.34         0.33          0.32          0.30         15.2
   Diluted Earnings Per Share                      0.34          0.34         0.33          0.32          0.30         14.7
   Dividends Declared Per Share                    0.17          0.17         0.17          0.17          0.17          5.0

   Return on Assets                                1.91 %        1.94 %       1.91          1.88          1.89            2 bp
   Return on Equity                               18.00         18.37        18.32         17.81         17.26           74
   Average Shares Outstanding - Basic           303,644       301,842      301,366       302,776       302,067          0.5 %
   Average Shares Outstanding - Diluted         306,812       306,160      304,514       305,015       304,002          0.9

 bp - change is measured as difference in basis points.

Synovus                                                                   5 of 9
Financial Services Segment

   INCOME STATEMENT
   (In thousands)

                                             2004                             2003                           1st Quarter
                                          ----------------------------------------------------------------  ------------
                                            First        Fourth       Third        Second        First      '04 vs. '03
                                           Quarter      Quarter      Quarter      Quarter       Quarter        Change
                                          ----------------------------------------------------------------  ------------
   Interest Income (Taxable Equivalent)   $  271,486      266,577      268,093      272,598       261,622         3.8 %
   Interest Expense                           67,090       67,340       73,175       80,050        78,502       (14.5)
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Net Interest Income
     (Taxable Equivalent)                    204,396      199,237      194,918      192,548       183,120        11.6
   Tax Equivalent Adjustment                   1,796        1,831        1,826        1,846         1,865        (3.7)
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Net Interest Income                       202,600      197,406      193,092      190,702       181,255        11.8
   Provision for Loan Losses                  15,724       19,800       15,108       16,565        20,304       (22.6)
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Net Interest Income After Provision       186,876      177,606      177,984      174,137       160,951        16.1
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Non-Interest Income:
       Service Charges on Deposits            28,432       29,527       26,710       26,484        24,683        15.2
       Fees For Trust Services                 8,232        8,219        7,322        8,144         6,871        19.8
       Brokerage Revenue                       5,759        5,353        5,338        4,833         4,937        16.6
       Mortgage Banking Income                 6,894        6,642       18,021       18,282        15,688       (56.1)
       Credit Card Fees                        6,040        6,927        7,110        6,297         5,710         5.8
       Securities Gains (Losses)                 (65)       1,155          755          521            60         N/A
       Other Fee Income                        6,920        6,347        6,039        5,571         5,725        20.9
       Other Non-Interest Income              28,238       11,875        9,766        9,757        10,354       172.7
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Total Non-Interest Income                  90,450       76,045       81,061       79,889        74,028        22.2
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Non-Interest Expense:
      Personnel Expense                       96,999       80,346       88,894       89,883        81,096        19.6
      Occupancy & Equipment Expense           19,691       20,041       19,244       18,640        17,916         9.9
      Other Non-Interest Expense              39,254       44,065       39,426       39,064        36,792         6.7
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Total Non-Interest Expense                155,944      144,452      147,564      147,587       135,804        14.8
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Income Before Taxes                       121,382      109,199      111,481      106,439        99,175        22.4
   Income Tax Expense                         43,625       38,536       40,214       37,993        34,965        24.8
                                          -----------  -----------  -----------  -----------  ------------  ----------
   Net Income                             $   77,757       70,663       71,267       68,446        64,210        21.1
                                          ===========  ===========  ===========  ===========  ============  ==========

   Return on Assets                             1.49 %       1.39 %       1.42         1.39          1.40           9 bp
   Return on Equity                            18.18        17.07        17.44        16.61         16.14         204


 bp - change is measured as difference in basis points.

     Synovus                                                              6 of 9

                                                                  -------------------   -------------------   -------------------
        BALANCE SHEET                                               March 31, 2004      December 31, 2003       March 31, 2003
                                                                  -------------------   -------------------   -------------------
        (In thousands, except share data)
        ASSETS
        Cash and due from banks                                 $            622,896               696,030               745,517
        Interest earning deposits with banks                                   4,124                 4,423                 4,457
        Federal funds sold and securities purchased
        under resale agreements                                              154,859               172,922               189,661
        Mortgage loans held for sale                                         152,672               133,306               378,900
        Investment securities available for sale                           2,621,576             2,529,257             2,307,736
        Loans, net of unearned income                                     17,012,828            16,464,914            15,551,328
        Allowance for loan losses                                           (236,056)             (226,059)             (216,989)
                                                                  -------------------   -------------------   -------------------
        Loans, net                                                        16,776,772            16,238,855            15,334,339
                                                                  -------------------   -------------------   -------------------
        Premises and equipment, net                                          849,266               791,439               656,507
        Contract acquisition costs and computer software, net                376,002               383,562               330,448
        Goodwill, net                                                        248,868               248,868                99,108
        Other intangible assets, net                                          32,474                33,970                16,129
        Other assets<f1>                                                     446,838               399,997               540,999
                                                                  -------------------   -------------------   -------------------
        Total assets                                            $         22,286,347            21,632,629            20,603,801
                                                                  ===================   ===================   ===================


        LIABILITIES AND SHAREHOLDERS' EQUITY
        Liabilities:
        Deposits:
        Non-interest bearing                                    $          2,957,681             2,833,567             2,514,136
        Interest bearing                                                  13,256,627            13,108,042            12,699,956
                                                                  -------------------   -------------------   -------------------
        Total deposits                                                    16,214,308            15,941,609            15,214,092
        Federal funds purchased and securities sold
        under repurchase agreements                                        1,503,133             1,354,887               966,683
        Long-term debt                                                     1,641,856             1,575,777             1,730,594
        Billings in excess of cost on uncompleted contracts                   10,824                17,573                29,722
        Other liabilities                                                    409,959               355,906               360,072
                                                                  -------------------   -------------------   -------------------
        Total liabilities                                                 19,780,080            19,245,752            18,301,163
                                                                  -------------------   -------------------   -------------------
        Minority interest in consolidated subsidiaries                       147,843               141,838               122,372

        Shareholders' equity:
        Common stock, par value $1.00 a share <F2>                           310,094               307,748               305,347
        Surplus                                                              494,670               442,931               406,494
        Treasury stock <F3>                                                 (113,940)             (113,940)               (1,285)
        Unearned compensation                                                   (226)                 (266)                 (132)
        Accumulated other comprehensive income                                37,418                29,509                40,413
        Retained earnings                                                  1,630,408             1,579,057             1,429,429
                                                                  -------------------   -------------------   -------------------
        Total shareholders' equity                                         2,358,424             2,245,039             2,180,266
                                                                  -------------------   -------------------   -------------------
        Total liabilities and shareholders' equity              $         22,286,347            21,632,629            20,603,801
                                                                  ===================   ===================   ===================

     <F1> On January 30, 2004, Synovus completed the acquisition of Peoples
          Florida Banking Corporation. Included in other assets at March 31, 2004 is the excess of the purchase price over the recorded net assets of this entity at the date of acquisition. Such excess aggregates approximately $58.0 million. Synovus has not yet completed the allocation of the purchase price of this entity to the respective assets acquired and liabilities assumed. It is expected that such purchase price allocation will be completed in the second quarter and result in the majority of the excess purchase price being recorded as goodwill.

     <F2> Common shares outstanding: 304,436,069; 302,090,128; and 305,171,464 at March 31, 2004, December 31, 2003, and March 31, 2003,
          respectively.

     <F3> Treasury shares: 5,658,005 at March 31, 2004, 5,658,005 at December
          31, 2003, and 175,264 at March 31, 2003.

Synovus                                                                   7 of 9

AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)

                                                   2004                                      2003
                                          ----------------------------------------------------------------------------------------
                                                  First               Fourth         Third          Second          First
                                                 Quarter             Quarter        Quarter         Quarter        Quarter
                                          ----------------------------------------------------------------------------------------
Interest Earning Assets

------------------------------------------
Taxable Investment Securities               $      2,319,280           2,200,668      2,067,538       2,042,255      1,950,469
      Yield                                             3.86 %              3.74           3.73            4.15           4.66

Tax-Exempt Investment Securities            $        229,905             233,425        233,198         239,136        235,895
      Yield                                             7.14 %              7.11           7.13            7.11           7.40

Commercial Loans                            $     13,991,230          13,346,751     13,081,909      12,934,397     12,201,561
      Yield                                             5.67 %              5.73           5.84            6.03           6.09

Consumer Loans                              $      1,003,595           1,037,283      1,068,485       1,102,649      1,122,468
      Yield                                             8.03 %              8.08           8.29            8.43           8.37

Mortgage Loans                              $        823,625             819,412        810,525         809,684        806,323
      Yield                                             6.01 %              6.10           6.21            6.39           6.55

Credit Card Loans                           $        241,415             239,433        229,271         228,463        234,667
      Yield                                             9.28 %              8.69           9.04            9.17           9.22

Home Equity Loans                           $        719,915             674,264        619,826         586,162        535,960
      Yield                                             4.50 %              4.52           4.58            4.76           4.81

Allowance for Loan Losses                   $       (231,822)           (225,021)      (224,360)       (221,595)      (208,816)
                                              ---------------------------------------------------------------------------------

Loans, Net                                  $     16,547,958          15,892,122     15,585,656      15,439,760     14,692,163
      Yield                                             5.91 %              5.98           6.10            6.30           6.38

Mortgage Loans Held for Sale                $        105,557             136,133        343,069         308,262        229,545
      Yield                                             5.33 %              5.43           5.04            5.19           5.57

Federal Funds Sold                          $        171,284             113,728        109,652         126,033         98,009
      Yield                                             1.10 %              1.14           1.31            1.40           1.65

Time Deposits with Banks                    $          4,372               4,426          4,500           4,492          4,642
      Yield                                             0.46 %              0.46           0.47            0.62           0.70

----------------------------------------------------------------------------------------------------------------------------------
Total Interest Earning Assets               $     19,378,354          18,580,502     18,343,613      18,159,938     17,210,723
      Yield                                             5.63 %              5.70           5.80            6.02           6.15
----------------------------------------------------------------------------------------------------------------------------------

Interest Bearing Liabilities

------------------------------------------
Time Deposits Over $100,000                 $      3,628,357           3,446,050      3,471,693       3,553,764      3,322,485
      Rate                                              2.29 %              2.46           2.67            2.82           2.99

Time Deposits Under $100,000                $      2,266,593           2,311,870      2,407,719       2,481,680      2,397,058
      Rate                                              2.28 %              2.35           2.51            2.70           2.97

Other Interest Bearing Deposits             $      7,323,415           7,112,385      6,873,110       6,679,868      6,174,605
      Rate                                              0.80 %              0.79           0.80            0.99           1.03

Federal Funds Purchased and Other
Short-Term Borrowings                       $      1,495,333           1,176,709      1,020,042         987,860      1,221,637
      Rate                                              0.98 %              0.95           0.97            1.13           1.23

Long-Term Debt                              $      1,635,648           1,576,346      1,698,311       1,770,532      1,511,398
      Rate                                              3.71 %              3.79           4.17            4.23           4.43

----------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities          $     16,349,345          15,623,360     15,470,875      15,473,704     14,627,183
      Rate                                              1.64 %              1.71           1.87            2.06           2.16
----------------------------------------------------------------------------------------------------------------------------------

Non-Interest Bearing Demand Deposits        $      2,769,367           2,715,015      2,669,500       2,435,395      2,178,503
Shareholders' Equity                        $      2,327,319           2,216,818      2,165,657       2,170,881      2,112,620
Total Assets                                $     21,913,168          21,028,492     20,760,836      20,513,161     19,326,396

----------------------------------------------------------------------------------------------------------------------------------
Spread                                                  3.99 %              3.99           3.93            3.95           3.99
Net Interest Margin                                     4.24 %              4.26           4.22            4.25           4.31
----------------------------------------------------------------------------------------------------------------------------------

    Synovus                                                               8 of 9

       LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
       (Dollars in thousands)

                                                                                        March 31, 2004
                                                         ---------------------------------------------------------------------------
                                                                             Loans as a %             Total      Nonperforming Loans
                                                                            of Total Loans        Nonperforming    as a % of Total
                         Loan Type                         Total Loans        Outstanding             Loans      Nonperforming Loans
       -----------------------------------------------   ---------------------------------------------------------------------------
       Commercial Real Estate

          Multi-Family                                   $       559,342                3.3 %     $         863              1.2 %
          Hotels                                                 769,834                4.5               7,903             11.3
          Office Buildings                                       652,866                3.8               1,305              1.9
          Shopping Centers                                       505,278                3.0                 807              1.2
          Commercial Development                                 462,046                2.7                   -                -
                                                         ----------------   ----------------      --------------   --------------
       Total Investment Properties                             2,949,366               17.3              10,878             15.6
                                                         ----------------   ----------------      --------------   --------------

          1-4 Family Construction                                905,431                5.3               1,581              2.3
          1-4 Family Perm / Mini-Perm                            709,741                4.2               2,823              4.0
          Residential Development                                774,940                4.6               1,129              1.6
                                                         ----------------   ----------------      --------------   --------------
       Total 1-4 Family Properties                             2,390,112               14.1               5,533              7.9


       Land Acquisition                                          802,206                4.7                 160              0.2
                                                         ----------------   ----------------      --------------   --------------
       Total Investment-Related Real Estate                    6,141,684               36.1              16,571             23.7
                                                         ----------------   ----------------      --------------   --------------

       Owner-Occupied                                          1,962,634               11.5               8,005             11.4
       Other Property                                          1,469,086                8.6               1,941              2.8
                                                         ----------------   ----------------      --------------   --------------
       Total Commercial Real Estate                            9,573,404               56.2              26,517             37.9

       Commercial & Industrial                                 4,668,595               27.4              36,548             52.2

       Consumer                                                2,803,938               16.5               6,942              9.9

       Unearned Income                                           (33,109)              (0.2)                  -                -
                                                         ----------------   ----------------      --------------   --------------
                Total                                    $    17,012,828              100.0 %     $      70,007            100.0 %
                                                         ================   ================      ==============   ==============



Synovus
                                                                          9 of 9
   CREDIT QUALITY DATA
   (Dollars in thousands)

                                                 2004                                  2003                            1st Quarter
                                         ---------------------------------------------------------------------------   -----------
                                             First          Fourth          Third          Second         First        '04 vs. '03
                                            Quarter         Quarter        Quarter        Quarter        Quarter         Change
                                         ---------------------------------------------------------------------------   -----------
   Nonperforming Loans                    $     70,007          67,442         93,633         86,440         79,718      (12.2)%
   Other Real Estate                            26,061          28,422         22,842         29,709         31,991      (18.5)
   Nonperforming Assets                         96,068          95,864        116,475        116,149        111,709      (14.0)
   Allowance for Loan Losses                   236,056         226,059        223,461        220,978        216,989        8.8

   Net Charge-Offs  -  Quarter                   6,773          17,202         12,626         12,577         13,689      (50.5)
   Net Charge-Offs  -  YTD                       6,773          56,093         38,891         26,266         13,689      (50.5)
   Net Charge-Offs / Average Loans  -  Quarter    0.16            0.43           0.32           0.32           0.37
   Net Charge-Offs / Average Loans  -  YTD        0.16            0.36           0.34           0.34           0.37

   Nonperforming Loans / Loans & ORE              0.41            0.41           0.59           0.55           0.51
   Nonperforming Assets / Loans & ORE             0.56            0.58           0.73           0.73           0.72
   Allowance / Loans                              1.39            1.37           1.40           1.40           1.40

   Allowance / Nonperforming Loans              337.19          335.19         238.66         255.64         272.20
   Allowance / Nonperforming Assets             245.72          235.81         191.85         190.25         194.25

   Past Due Loans over 90 days                  23,295          21,138         23,254         31,675         24,771
   As a Percentage of Loans Outstanding           0.14            0.13           0.15           0.20           0.16

   Total Past Dues                             129,844         109,672        111,269        146,197        160,151
   As a Percentage of Loans Outstanding           0.76            0.67           0.70           0.92           1.03
------------------------------------------------------------------------------------------------------------------------------------


   REGULATORY CAPITAL RATIOS <f1>
   (Dollars in thousands)
                                        --------------  -----------------     --------------
                                        March 31, 2004  December 31, 2003     March 31, 2003
                                        --------------  -----------------     --------------
   Tier 1 Capital                      $     2,148,153       2,091,755         2,018,690
   Total Risk-Based Capital                  2,684,209       2,617,814         2,535,679
   Tier 1 Capital Ratio                          10.36 %         10.43             10.71
   Total Risk-Based Capital Ratio                12.94           13.06             13.45
   Leverage Ratio                                 9.97           10.09             10.59


     <f1> March 31, 2004 information is preliminary. As noted in footnote (1) to the accompanying balance sheet, the purchase price allocation related to the acquisition of Peoples Florida Banking Corporation has not been completed. For purposes of the March 31, 2004 regulatory capital calculations, we have assumed that $58.0 million of the total purchase price will be allocated to intangibles which will be disallowed for regulatory capital purposes.